SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): October 19, 2001

American Classic Voyages Co.

(Exact name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9264	31-0303330
(Commission File Number)	(IRS Employer Identification Number)

Two North Riverside Plaza, Suite 200 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 258-1890

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item  3.     Bankruptcy or Receivership.

      On October 19, 2001, American Classic Voyages Co. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (Case No. 01-10954). The Company expects that existing directors and certain officers will operate and manage the business as a debtor-in-possession subject to the approval of the Bankruptcy Court. Phil C. Calian will remain as Chief Executive Officer and Randall L. Talcott will remain as Vice President – Finance, Chief Accounting Officer and Treasurer of the Company.

      A copy of the press release dated October 19, 2001 announcing the filing is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item  7.     Financial Statements and Exhibits.

Exhibit
Number		Exhibit

99.1	—	American Classic Voyages Co. Press Release, issued October 19, 2001

1

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLASSIC VOYAGES CO.

Date: October 19, 2001	By: /s/ JORDAN B. ALLEN Jordan B. Allen Executive Vice President and General Counsel

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EXHIBIT INDEX

Exhibit
Number		Exhibit

99.1	—	American Classic Voyages Co. Press Release, issued October 19, 2001

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